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                              REUTER MANUFACTURING, INC.
                     1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                              (AS ADOPTED MAY 20, 1997)

1.   PURPOSE OF PLAN.

          The purpose of the Reuter Manufacturing, Inc. 1997 Non-Employee Director Stock Option Plan (the "Plan") is to advance the interests of Reuter Manufacturing, Inc. (the "Company") and its shareholders by enabling the Company to attract and retain the services of experienced and knowledgeable non-employee directors and to increase the proprietary interests of such non-employee directors in the Company's long-term success and progress and their identification with the interests of the Company's shareholders.

2.   DEFINITIONS.

          The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

          2.1   "BOARD" means the Board of Directors of the Company.

          2.2   "CODE" means the Internal Revenue Code of 1986, as amended.

          2.3 "COMMITTEE" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

          2.4 "COMMON STOCK" means the common stock of the Company, par value $0.1875 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

          2.5 "DISABILITY" means the disability of an Eligible Director such as would entitle the Eligible Director to receive disability income benefits pursuant to the long-term disability plan of the Company then covering the Eligible Director or, if no such plan exists or is applicable to the Eligible Director, the permanent and total disability of the Eligible Director within the meaning of Section 22(e)(3) of the Code.

          2.6 "ELIGIBLE DIRECTORS" means all directors of the Company who are not employees of the Company or any subsidiary of the Company.

          2.7 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          2.8 "FAIR MARKET VALUE" means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote) (a) the mean between the reported high and low sale prices of the Common Stock if the Common Stock is listed, admitted to unlisted trading privileges or reported on any foreign or national securities exchange or on the Nasdaq National Market or an equivalent foreign market on which sale prices are reported; (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported, the closing bid price as reported by the Nasdaq

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SmallCap Market, OTC Bulletin Board or the National Quotation Bureau, Inc. or
other comparable service; or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

          2.9 "OPTION" means a right to purchase the number of shares of Common Stock set forth in Sections 5.1(a) and 5.1(b) of the Plan (subject to adjustment as provided in Section 4.3 of the Plan) granted to an Eligible Director pursuant to the Plan.

          2.10 "OPTIONEE" means an Eligible Director who has been granted and has accepted one or more currently outstanding Options under the Plan.

          2.11 "PREVIOUSLY ACQUIRED SHARES" mean shares of Common Stock that are already owned by an Eligible Director.

          2.12  "SECURITIES ACT" means the Securities Act of 1933, as amended.

3.   PLAN ADMINISTRATION.

          The Plan will be administered by the Board or a committee (the "Committee"), which, if the Board so determines in its discretion, will consist solely of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act. All questions of interpretation of the Plan or of any Options issued under it will be determined by the Committee, each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Options granted under the Plan.

4.   SHARES AVAILABLE FOR ISSUANCE.

          4.1 MAXIMUM NUMBER OF SHARES AVAILABLE. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 125,000 shares. The shares available for issuance under the Plan shall be authorized but unissued shares.

          4.2 ACCOUNTING FOR OPTIONS. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Options will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Option that lapses, expires, or for any reason is terminated unexercised will automatically again become available for issuance under the Plan.

          4.3 ADJUSTMENTS TO SHARES AND OPTIONS. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or


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payment under the Plan and, in order to prevent dilution or enlargement of the rights of Optionees, (a) the number and kind of securities or other property (including cash) subject to outstanding Options, and (b) the exercise price of outstanding Options.

5.   TERMS OF OPTIONS.

          5.1 GRANT. Subject to the terms and conditions of the Plan, Options will be granted to Eligible Directors as follows:

                (a) On the effective date of the Plan (as provided in Section 11 below), each Eligible Director who was elected or appointed to the Board after the termination of the Company's 1991 Non-Employee Director Stock Option Plan will be granted automatically, on a one-time basis, an Option to purchase 10,000 shares of Common Stock. The date of grant of any such Option will be the effective date of the Plan. At such time as a new Eligible Director is first elected or appointed to the Board to fill a new directorship or to fill a vacancy, such Eligible Director will be granted automatically, on a one-time basis, an Option to purchase 10,000 shares of Common Stock (subject to adjustment as provided in Section 4.3 of the Plan). The date of grant for any such Option will be the date of such first election or appointment. Eligible Directors serving on the Board as of the effective date of the Plan are not entitled to be granted an Option pursuant to this Section 5.1(a), other than pursuant to the first sentence of this section.

                (b) On June 30 of each year, each Eligible Director who is a member of the Board as of such date will be granted automatically an Option to purchase 2,000 shares of Common Stock (subject to adjustment as provided in Section 4.3 of the Plan). The date of grant for Options granted pursuant to this Section 5.1(b) will be June 30 of the relevant year.

          5.2 FORM. All Options granted under the Plan will be stock options not intended to be "incentive stock options," as that term is used in Section 422 of the Code. Each Option granted under the Plan will be evidenced by a written agreement in such form as the Committee from time to time approves, and will comply with and be subject to all of the terms and conditions of the Plan.

          5.3 EXERCISE PRICE. The per share price to be paid by an Optionee upon exercise of an Option will be 100% of the Fair Market Value of one share of Common Stock on the date of grant of the Option. The total purchase price of the shares to be purchased upon exercise of an Option must be paid entirely in cash (including check, bank draft or money order) or by delivery to the Company of unencumbered Previously Acquired Shares having an aggregate Fair Market Value on the date of exercise equal to the purchase price, or by a combination of cash and such unencumbered Previously Acquired Shares; provided, however, that no Optionee may pay any portion of the exercise price with Previously Acquired Shares if such payment would cause the Company to incur compensation expense for financial accounting purposes under generally accepted accounting principles.

          5.4   EXERCISABILITY AND DURATION.  Each Option granted pursuant to
Section 5.1(a) will become exercisable, on a cumulative basis, with respect to one-third of the shares originally


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subject to such Option on each of the first three anniversaries of its date of grant. Each Option granted pursuant to Section 5.1(b) will become exercisable in full on the first anniversary of the date of grant of such Option. Each Option will expire and will no longer be exercisable 10 years following the date of grant of such Option.

          5.5 MANNER OF EXERCISE. An Option may be exercised by an Optionee in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile (with written confirmation) or through the mail of written notice of exercise to the Company at its principal executive office in Hopkins, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 5.3 of the Plan.

6.   TERMINATION OF SERVICE AS A DIRECTOR.

          6.1 TERMINATION DUE TO DEATH OR DISABILITY. In the event an Optionee's service as a director of the Company is terminated by reason of death or Disability, all outstanding Options then held by such Optionee will become immediately exercisable in full and will remain exercisable for a period of three years after such death or Disability (but in no event after the expiration date of any such Options).

          6.2 TERMINATION FOR REASONS OTHER THAN DEATH OR DISABILITY. Except as provided in Section 9.1 of the Plan, in the event an Optionee's service as a director of the Company is terminated for any reason other than death or Disability, all outstanding Options then held by such Optionee will remain exercisable to the extent exercisable as of such termination for the remaining terms of such Options.

          6.3 DATE OF TERMINATION. An Optionee's service as a director of the Company will, for purposes of the Plan, be deemed to have terminated on the date recorded on the books and records of the Company, as determined by the Committee based upon such books and records.

7.   RIGHTS OF ELIGIBLE DIRECTORS; TRANSFERABILITY OF INTERESTS.

          7.1 SERVICE AS A DIRECTOR. Nothing in the Plan will interfere with or limit in any way the right of the shareholders to terminate an Optionee's service as a director of the Company at any time, and neither the Plan, nor the granting of an Option nor any other action taken pursuant to the Plan, will constitute or be evidence of any agreement or understanding, express or implied, that the shareholders will retain an Optionee as a director of the Company for any period of time or at any particular rate of compensation.

          7.2 RIGHTS AS A SHAREHOLDER. An Optionee will have no rights as a shareholder unless and until an Option is exercised and the Optionee becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to Options as to which there is a record date preceding the date the Optionee becomes the holder of record of such shares.

          7.3 RESTRICTIONS ON TRANSFER OF INTERESTS. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or


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interest of any Optionee in an Option prior to the exercise of such Option will be assignable or transferable, or subjected to any lien, during the lifetime of the Optionee, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. An Optionee will, however, be entitled to designate a beneficiary to receive an Option upon such Optionee's death, and in the event of an Optionee's death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 6 of the Plan) may be made by, the Optionee's legal representatives, heirs and legatees.

          7.4 NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

8.   SECURITIES LAW AND OTHER RESTRICTIONS.

          Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and an Optionee may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued in connection with an Option granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

9.   CHANGE IN CONTROL.

          9.1 ACCELERATION OF EXERCISABILITY. If a "Change in Control" (as defined below) of the Company shall occur, then, without any action by the Committee or the Board, all outstanding Options shall become immediately exercisable in full and shall remain exercisable during the remaining term thereof, regardless of whether the Optionees to whom such Options have been granted remain directors of the Company.

          9.2 CHANGE IN CONTROL. A "Change in Control" is defined under the Plan as: (a) the sale, lease exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company; (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; (c) any person who becomes, after the effective date of the Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors; (d) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to the effective date of such merger or consolidation have, solely on account of ownership of securities of the Company at such time, "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act)


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immediately following the effective date of such merger or consolidation of securities of the surviving company representing less than 50% of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors; or (e) individuals who constitute the Board on the effective date of the Plan cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the Board on the effective date of the Plan (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (e), considered as though such person were a member of the Board on the effective date of the Plan.

10.  PLAN AMENDMENT, MODIFICATION AND TERMINATION.

          The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options granted under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company. No termination, suspension or amendment of the Plan may adversely affect any outstanding Option without the consent of the affected Optionee; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Section 4.3 of the Plan.


11.  EFFECTIVE DATE AND DURATION OF THE PLAN.

          The Plan will be effective as of May 20, 1997, the date it was adopted by the Board. The Plan will terminate at midnight on May 19, 2007 but may be terminated prior thereto by Board action. No Options may be granted after such termination, but Options outstanding upon termination of the Plan may continue to be exercised in accordance with their terms.

12.  MISCELLANEOUS.

          12.1 GOVERNING LAW. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding any conflicts of law principles.

          12.2 SUCCESSORS AND ASSIGNS. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Optionees.


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